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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 16, 2000


                             URANIUM RESOURCES, INC.
                             -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Delaware                       0-17171               75-2212772
            --------                       -------               ----------
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
         INCORPORATION)                                      IDENTIFICATION NO.)



   12750 Merit Drive, Suite 720, Dallas, Texas                     75251
   -------------------------------------------                     -----
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     ZIP CODE


                                  972-387-7777
                                  ------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




                                    No Change
                                    ---------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




              Exhibit Index Begins on Sequentially Numbered Page 4






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ITEM 5. OTHER EVENTS.

         Uranium Resources, Inc. (the "Company") announced that it entered into a definitive agreement with Texas regulatory authorities and the Company's bonding company that provides the Company access to up to $2.3 million of Company funds pledged to secure the Company's restoration bonds. The funds are being used by the Company to perform restoration at the Company's Kingsville Dome and Rosita mine sites in South Texas. The term of the agreement extends through the end of 2001.

         The Company also announced that it has received notification that the Company does not meet the eligibility rules for quotation on the OTC Bulletin Board. The Company's non-compliance results from the filing of its Annual Report Form on 10-K for 1999 with unaudited financial statements (as previously reported on March 30, 2000).

         Beginning with trading on October 16, 2000 the Company's trading symbol on the OTCBB was changed to URIXE and its common stock will continue to be eligible for trading on the OTCBB under this symbol through November 13, 2000. The Company is reviewing the alternatives for its trading markets beyond such date, which may include the option of requesting the Company's market makers to offer quotations for trading the Company's common stock in the "Pink Sheets".

         Uranium Resources, Inc. is a Dallas based uranium-mining company, whose shares trade on the OTC Bulletin Board under the symbol URIX. The Company specializes in in-situ solution mining and holds substantial uranium resources in South Texas and New Mexico.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (c) EXHIBITS.

                      99.1 - Press Release issued October 11, 2000, by the
                             Registrant.

                      99.2 - Press Release issued October 16, 2000, by the
                             Registrant.



                                       2
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          URANIUM RESOURCES, INC.




Date:    October 16, 2000                 /s/ Paul K. Willmott
                                          --------------------------------------
                                          Paul K. Willmott
                                          President, Chief Executive Officer
                                          and Chairman of the Board of Directors



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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION                                                   PAGE
-------        -----------                                                   ----
  99.1         Press Release issued October 11, 2000, by the Registrant.      E-1

  99.2         Press Release issued October 16, 2000, by the Registrant.      E-2